Exhibit 10.2
SECURITY AGREEMENT (Multiple Use)
Effective Date: September 7, 2016
1.The Security. The undersigned LAPOLLA INDUSTRIES, INC., a Delaware corporation (the “Pledgor”), hereby assigns and grants to BANK OF AMERICA, N.A., its successors and assigns (“BANA”), and to Bank of America Corporation and its subsidiaries and affiliates (BANA and all such secured parties, collectively, the “Bank”) a security interest in the following described property now owned or hereafter acquired by the Pledgor (the “Collateral”):
(a)All accounts, and all chattel paper, instruments, deposit accounts, letter of credit rights, and general intangibles related thereto; and all returned or repossessed goods which, on sale or lease, resulted in an account.
(b)All inventory.
(c)All equipment now owned or hereafter acquired by the Pledgor,
(including, but not limited to, the equipment described in the attached Equipment Description, if any).
(d)All of the Pledgor’s deposit accounts with the Bank. The Collateral shall include any renewals or rollovers of the deposit accounts, any successor accounts, and any general intangibles and choses in action arising therefrom or related thereto.
(e)All instruments, chattel paper, and certificates of deposit.
(f)All general intangibles. The Collateral shall include all good will connected with or symbolized by any of such general intangibles.
(g)All negotiable and nonnegotiable documents of title covering any
Collateral.
(h)All accessions, attachments and other additions to the Collateral, and all tools, parts and equipment used in connection with the Collateral.
(i)All substitutes or replacements for any Collateral, all cash or non-cash proceeds (including insurance proceeds), products, rents and profits of the Collateral, and all income, benefits and property receivable on account of the Collateral, and all supporting obligations covering any Collateral.

(j)All books, data and records pertaining to any Collateral, whether in the form of a writing, photograph, microfilm or electronic media, including but not limited to any computer-readable memory and any computer software necessary to process such memory (“Books and Records”).
2.The Indebtedness. The obligations secured by this Security Agreement (this “Agreement”) are the payment and performance of (a) all present and future Indebtedness of the Pledgor to the Bank; (b) all obligations of the Pledgor and rights of the Bank under this Agreement; and (c) all present and future obligations of the Pledgor to the Bank of other kinds. Each party obligated under any Indebtedness is referred to in this Agreement as a “Debtor.” “Indebtedness” is used in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Debtor, now or hereafter existing, absolute or contingent, liquidated or unliquidated, determined or undetermined, voluntary or involuntary, including under any swap, derivative, foreign exchange, hedge, or other arrangement (“Swap”), deposit, treasury management or other similar transaction or arrangement, and whether the Debtor may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable, and further includes without limitation all obligations of Pledgor under that certain Loan Agreement dated of even date herewith between Pledgor and BANA, as lender (as amended, restated or supplemented from time to time, the “Loan Agreement”). “Indebtedness” secured by the Collateral of such Pledgor shall not include obligations arising under any Swap to which it is not party if, and to the extent that, all or a portion of the guaranty by such Pledgor to the Bank of, or the grant by such Pledgor of a security interest to the Bank to secure, such Swap, would violate the Commodity Exchange Act (7 U.S.C., Sec. 1. et. seq.) by virtue of such Pledgor’s failure to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guaranty or grant of such security interest becomes effective with respect to such Swap.

3.Pledgor’s Covenants. The Pledgor represents, covenants and warrants that unless compliance is waived by the Bank in writing:
(a)    The Pledgor agrees: (i) to indemnify the Bank against all losses, claims, demands, liabilities and expenses of every kind caused by any Collateral, other than any such losses, claims, demands, liabilities and expenses that are determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from the Bank’s gross negligence or willful misconduct; (ii) to permit the Bank to exercise its rights under this Agreement; (iii) to execute and deliver such documents as the Bank reasonably deems necessary to create, perfect and continue the security interests contemplated by this Agreement; (iv) not to change its name, and as applicable, its chief executive office or the jurisdiction in which it is organized and/or registered or its business structure without giving the Bank at least 30 days prior written notice; (v) not to change the places where the Pledgor keeps any Collateral or the Pledgor’s Books and Records concerning the Collateral without giving the Bank prior written notice of the address to which the Pledgor is moving same; and (vi) to cooperate with the Bank in perfecting all security interests granted by this Agreement and in obtaining such agreements from third parties as the Bank reasonably deems necessary, proper or convenient in connection with the preservation, perfection or enforcement of any of its rights under this Agreement.
(b)    The Pledgor agrees with regard to the Collateral, unless the Bank agrees otherwise in writing: (i) that the Bank is authorized to file financing statements in the name of the Pledgor to perfect the Bank’s security interest in the Collateral; (ii) that if the Pledgor fails to do so upon request of the Bank, the Bank is authorized to notify any account debtors, any buyers of the Collateral, or any other persons of the Bank’s interest in the Collateral, (iii) where applicable, to operate the Collateral in accordance with all applicable statutes, rules and regulations relating to the use and control of the Collateral, and not to use any Collateral for any unlawful purpose or in any way that would void any insurance required to be carried; (iv) except as permitted under the Loan Agreement, not to remove the Collateral from the Pledgor’s premises and locations set forth on Schedule 1 attached hereto (as supplemented from time to time by notices delivered pursuant to Section 3(a)(v)), except in the ordinary course of the Pledgor’s business or to transfer such Collateral among such locations; (v) to pay when due all license fees, registration fees and other charges in connection with any Collateral; (vi) not to permit any lien on the Collateral, including without limitation, liens arising from repairs to or storage of the Collateral, except in favor of the Bank or such liens and encumbrances permitted under the Loan Agreement; (vii) not to sell, hypothecate or dispose of, nor permit the transfer by operation of law of, any Collateral or any interest in the Collateral, except sales of inventory to buyers in the ordinary course of the Pledgor’s business and except as permitted under the Loan Agreement; (viii) to permit the Bank to inspect the Collateral in accordance with the Loan Agreement; (ix) to keep, in accordance with generally accepted accounting principles applied consistently with those applied in the preparation of financial statements provided to the Bank prior to the date of this Agreement, complete and accurate Books and Records regarding all the Collateral, and to permit the Bank to inspect the same and make copies at any reasonable time on reasonable notice; (x) if requested by the Bank, to receive and use reasonable diligence to collect the Collateral consisting of accounts and other rights to payment and proceeds, in trust and as the property of the Bank, and to immediately endorse as appropriate and deliver such Collateral to the Bank daily in the exact form in which they are received together with a collection report in form satisfactory to the Bank; (xi) to give only normal allowances and credits in the ordinary course of business and to advise the Bank promptly if any non-ordinary course allowance or credit adversely affects any rights to payment or proceeds of in excess of $250,000 in any material respect; (xiii) from time to time, when requested by the Bank, to prepare and deliver a schedule of the Collateral subject to this Agreement so designated in such notice and to assign in writing and deliver to the Bank such assignment with respect to all accounts, contracts, leases and other chattel paper, instruments, and documents as the Bank may reasonably request; (xiv) in the event the Bank elects to receive payments or rights to payment or proceeds hereunder at any time after the occurrence and during the continuance of an Event of Default, to pay all expenses incurred by the Bank, including reasonable expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and other reasonable expenses; and (xv) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all the Collateral (ordinary wear and tear excepted) and, as appropriate and applicable, to keep all the Collateral in good and saleable condition, to deal with the Collateral in accordance with the standards and practices adhered to generally by users and manufacturers of like property, and to keep all the Collateral free and clear of all defenses, rights of offset and counterclaims (other than liens permitted by the Loan Agreement).
(c)    If any Collateral is or becomes the subject of any registration certificate, certificate of deposit or negotiable document of title, including any warehouse receipt or bill of lading, upon the request of the Bank the Pledgor shall promptly deliver such document to the Bank, together with any necessary endorsements.
(d)    The Pledgor will maintain and keep in force all risk insurance covering the Collateral against fire, theft, liability and extended coverages (including without limitation flood, windstorm coverage and hurricane coverage as applicable), to the extent that any Collateral is of a type which can be so insured, in each case, as provided in the Loan Agreement.
(e)    The Pledgor will not attach any Collateral to any real property or fixture in a manner which might cause such Collateral to become a part thereof unless the Pledgor first obtains the written consent of any owner, holder of any lien on the real property or fixture, or other person having an interest in such property to the removal by the Bank of the Collateral from such real property or fixture. Such written consent shall be in form and substance acceptable to the Bank and shall provide that the Bank has no liability to such owner, holder of any lien, or any other person.
4.Bank Rights. The Pledgor appoints the Bank its attorney in fact to perform any of the following rights, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by the Bank’s officers and employees, or any of them, : (a) at any time after the occurrence and during the continuance of an Event of Default, to perform any obligation of the Pledgor hereunder in the Pledgor’s name or otherwise; (b) at any time after the occurrence and during the continuance of an Event of Default, to release persons liable on the Collateral and to give receipts and acquittances and compromise disputes; (c) at any time after the occurrence and during the continuance of an Event of Default, to release or substitute security; (d) whether or not an Event of Default exists, to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like documents to perfect, preserve or release the Bank’s interest in the Collateral; (e) at any time after the occurrence and during the continuance of an Event of Default, to take cash, instruments for the payment of money and other property to which the Bank is entitled; (f) whether or not an Event of Default exists, to verify facts concerning the Collateral by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (g) at any time after the occurrence and during the continuance of an Event of Default, to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to the Collateral; (h) at any time after the occurrence and during the continuance of an Event of Default, to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by the Bank, at the Bank’s sole option, toward repayment of the Indebtedness or, where appropriate, replacement of the Collateral; (i) whether or not an Event of Default exists, to enter onto the Pledgor’s premises in inspecting the Collateral; (j) at any time after the occurrence and during the continuance of an Event of Default, to make withdrawals from and to close deposit accounts or other accounts with any financial institution, wherever located, into which proceeds may have been deposited, and to apply funds so withdrawn to payment of the Indebtedness; (k) whether or not an Event of Default exists, to preserve or release the interest evidenced by chattel paper to which the Bank is entitled and to endorse and deliver any evidence of title; and (l) whether or not an Event of Default exists, to do all acts and things and execute all documents in the name of the Pledgor or otherwise, deemed by the Bank as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights.
5.Events of Default. As defined in the Loan Agreement.
6.Bank’s Remedies After Event of Default. In the event of the occurrence and during the continuance of any Event of Default as described in Section 5, the Bank may do any one or more of the following, to the extent permitted by law:
(a)    Declare any Indebtedness immediately due and payable, without notice or demand.
(b)    Enforce the security interest given hereunder pursuant to the Uniform Commercial Code and any other applicable law.
(c)    Enforce the security interest of the Bank in any deposit account of the Pledgor maintained with the Bank by applying such account to the Indebtedness.
(d)    Require the Pledgor to obtain the Bank’s prior written consent to any sale, lease, agreement to sell or lease, or other disposition of any Collateral consisting of inventory.
(e)    Require the Pledgor to segregate all collections and proceeds of the Collateral so that they are capable of identification and deliver daily such collections and proceeds to the Bank in kind.
(f)    Require the Pledgor to direct all account debtors to forward all payments and proceeds of the Collateral to a post office box under the Bank’s exclusive control.
(g)    Give notice to others of the Bank’s rights in the Collateral, to enforce or forebear from enforcing the same and make extension and modification agreements.
(h)    Require the Pledgor to assemble the Collateral, including the Books and Records, and make them available to the Bank at a place designated by the Bank.
(i)    Enter upon the property where any Collateral, including any Books and Records, are located and take possession of such Collateral and such Books and Records, and use such property (including any buildings and facilities) and any of the Pledgor’s equipment, if the Bank deems such use necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral.
(j)    Demand and collect any payments on and proceeds of the Collateral. In connection therewith the Pledgor irrevocably authorizes the Bank to endorse or sign the Pledgor’s name on all checks, drafts, collections, receipts and other documents, and to take possession of and open the mail addressed to the Pledgor and remove therefrom any payments and proceeds of the Collateral.
(k)    Grant extensions and compromise or settle claims with respect to the Collateral for less than face value, all without prior notice to the Pledgor.
(l)    Use or transfer any of the Pledgor’s rights and interests in any Intellectual Property now owned or hereafter acquired by the Pledgor, if the Bank deems such use or transfer necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral. The Pledgor agrees that any such use or transfer shall be without any additional consideration to the Pledgor. As used in this paragraph, “Intellectual Property” includes, but is not limited to, all trade secrets, computer software, service marks, trademarks, trade names, trade styles, copyrights, patents, applications for any of the foregoing, customer lists, working drawings, instructional manuals, and rights in processes for technical manufacturing, packaging and labeling, in which the Pledgor has any right or interest, whether by ownership, license, contract or otherwise.
(m)    Have a receiver appointed by any court of competent jurisdiction to take possession of the Collateral. The Pledgor hereby consents to the appointment of such a receiver and agrees not to oppose any such appointment.
(n)    Take such measures as the Bank may deem necessary or advisable to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, and the Pledgor hereby irrevocably constitutes and appoints the Bank as the Pledgor’s attorney-in-fact to perform all acts and execute all documents in connection therewith.
(o)    Without notice or demand to the Pledgor, set off and apply against any and all of the Indebtedness any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness, at any time held or owing by the Bank or any of the Bank’s agents or affiliates to or for the credit of the account of the Pledgor or any guarantor or endorser of the Pledgor’s Indebtedness.
(p)    Exercise all rights, powers and remedies which the Pledgor would have, but for this Agreement, with respect to all Collateral.
(q)    Receive, open and read mail addressed to the Pledgor.

(r)    Resort to the Collateral under this Agreement, and any other collateral related to the Indebtedness, in any order.
(s)    Exercise any other remedies available to the Bank at law or in equity.
7.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER DOCUMENTS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND (c) CERTIFIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE.
8.Waiver of Class Actions. The terms “Claim” or “Claims” refer to any disputes, controversies, claims, counterclaims, allegations of liability, theories of damage, or defenses between Bank of America, N.A., its subsidiaries and affiliates, on the one hand, and the other parties to this Agreement, on the other hand (all of the foregoing each being referred to as a “Party” and collectively as the “Parties”). Whether in state court, federal court, or any other venue, jurisdiction, or before any tribunal, the Parties agree that all aspects of litigation and trial of any Claim will take place without resort to any form of class or representative action. Thus the Parties may only bring Claims against each other in an individual capacity and waive any right they may have to do so as a class representative or a class member in a class or representative action. THIS CLASS ACTION WAIVER PRECLUDES ANY PARTY FROM PARTICIPATING IN OR BEING REPRESENTED IN ANY CLASS OR REPRESENTATIVE ACTION REGARDING A CLAIM.
9.Miscellaneous.
(a)    Any waiver, express or implied, of any provision hereunder and any delay or failure by the Bank to enforce any provision shall not preclude the Bank from enforcing any such provision thereafter.
(b)    The Pledgor shall, at the request of the Bank, execute such other agreements, documents, instruments, or financing statements in connection with this Agreement as the Bank may reasonably deem necessary.

(c)    All notes, security agreements, subordination agreements and other documents executed by the Pledgor or furnished to the Bank in connection with this Agreement must be in form and substance satisfactory to the Bank.
(d)    Governing Law. Except to the extent that any law of the United States may apply, this Agreement shall be governed and interpreted according to the laws of Texas (the “Governing Law State”), without regard to any choice of law, rules or principles to the contrary. Nothing in this paragraph shall be construed to limit or otherwise affect any rights or remedies of the Bank under federal law.
(e)    All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.
(f)    All terms not defined herein are used as set forth in the Uniform Commercial Code or in the Loan Agreement.
(g)    The Pledgor shall pay to the Bank promptly upon demand the full amount of all payments, advances, and expenses, including reasonable attorneys’ fees, expended or incurred by the Bank in connection with (a) the perfection and preservation of the Collateral or the Bank’s interest therein, and (b) the realization, enforcement and exercise of any right, power, privilege or remedy conferred by this Agreement, relating to the Pledgor, or in any way affecting any of the Collateral or the Bank’s ability to exercise any of its rights or remedies with respect to the Collateral.
(h)    In the event the Bank seeks to take possession of any or all of the Collateral by judicial process, the Pledgor irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.
(i)    This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions.
(j)    This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and may be amended or modified only in writing signed by the Bank and the Pledgor.
(k)    The secured parties covered by this Agreement include BANA as well as Bank of America Corporation and its subsidiaries and affiliates. Such secured parties are collectively referred to as the “Bank.” If, from time to time, any of the Indebtedness covered by this Agreement includes obligations to entities other than BANA, then BANA shall act as collateral agent for itself and all such other secured parties. BANA shall have the right to apply proceeds of the Collateral against debts, obligations or liabilities constituting all or part of the Indebtedness in such order as BANA may determine in its sole discretion, unless otherwise agreed by BANA and one or more of the other secured parties.
10.FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET, OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.
11.NOTICE OF FINAL AGREEMENT. THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
[Signature Page Follows]

IN WITNESS WHEREOF, this Security Agreement is executed as of the Effective Date first set forth above.

BANK OF AMERICA, N.A.    LAPOLLA INDUSTRIES, INC.

By: /s/ Juan Trejo                    By: /s/ Douglas J. Kramer, CEO
Juan Trejo                        Douglas J. Kramer
Vice President                        Chief Executive Officer

Address for notices to Bank:                Addresses for notices to Pledgor:

Bank of America, N.A.                Lapolla Industries, Inc.
700 Louisiana, 8th Floor                15402 Vantage Parkway E., Suite 322
Houston, Texas 77002                    Houston, Texas 77032

Pledgor’s Location (principal residence, if the Pledgor is an individual; chief executive office, if the Pledgor is not an individual):

15402 Vantage Parkway E., Suite 322
Street Address

Houston     Texas         77032
City        State        Zip

Pledgor’s state of incorporation or organization (if the Pledgor is a corporation, partnership, limited liability company or other registered entity):
Delaware
Mailing Address (if different from above):

Street Address

City        State        Zip